FOUNDERS FUNDS, INC.
                  SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1998

FOUNDERS GROWTH FUND

The description of Founders Growth Fund on page 22 is hereby amended to state that Scott A. Chapman, CFA and Thomas M. Arrington, CFA have been appointed as co-portfolio managers for Founders Growth Fund, effective December 7, 1998. The paragraph entitled "Portfolio Manager" is hereby amended to read as follows:

      PORTFOLIO MANAGERS
      Scott A. Chapman, Vice President of Investments. Mr. Chapman is a Chartered Financial Analyst who joined Founders in December 1998 as co-lead portfolio manager for Founders Growth Fund. Prior to joining Founders, he was a vice president and director of growth strategy (1993-1998) and a securities research analyst (1991-1993) for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. A graduate of Santa Clara University, Mr. Chapman received an MBA from Golden Gate University.

      Thomas M. Arrington, Vice President of Investments. Mr. Arrington is a Chartered Financial Analyst who joined Founders in December 1998 as co-lead portfolio manager for Founders Growth Fund. Prior to joining Founders, he was a vice president and director of income equity strategy (1994-1998), a vice president and director of income and growth strategy (1993-1994), a securities research analyst (1991-1994), and a business administration manager (1990-1991) for HighMark Capital Management, Inc., a subsidiary of Union BanCal Corporation. A graduate of the University of California, Los Angeles, Mr. Arrington received an MBA from San Francisco State University.

Edward F. Keely, former portfolio manager of Founders Growth Fund, is no longer associated with Founders.

FOUNDERS SPECIAL FUND

The description of Founders Special Fund in the second paragraph on page 16 is hereby amended by the addition of the following as the next to last sentence in that paragraph:

      For more information on our "growth" style of portfolio management, see "Founders' Investment Philosophy" on page 7.

INVESTMENT POLICIES

The section of the Funds' prospectus entitled "Investment Policies and Risks - Other Investments" is hereby amended as set forth below:

The subsection entitled "Government Securities" is hereby amended on page 37 by the addition of the following new paragraph at the end of that subsection:

      All of the Funds with the exception of the Money Market Fund also may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS essentially are zero-coupon bonds that are direct obligations of the U.S. Treasury. These bonds do not make regular interest payments; rather, they are sold at a discount from face value, and principal and accrued interest are paid at maturity. STRIPS may experience greater fluctuations in market value due to changes in interest rates and other factors than debt securities that make regular interest payments. A Fund will accrue income on STRIPS for tax and accounting purposes which must be distributed to Fund shareholders even though no cash is received at the time of accrual. Therefore, the Fund may be required to liquidate other portfolio securities in order to meet the Fund's distribution obligations.

The first paragraph of the subsection entitled "Commercial Paper and Other Cash Securities" is hereby amended on page 37 to read as follows:

      COMMERCIAL PAPER AND OTHER CASH SECURITIES.
      Commercial paper purchased by Money Market Fund must be rated by any two nationally recognized statistical rating organizations (NRSROs), or by the only NRSRO that has rated the security, in one of the two highest short-term rating categories, or be comparable unrated securities. However, the Fund may not invest more than 5% of its total assets in securities rated in the second highest rating category. For a list of NRSROs and a description of their ratings, see the Statement of Additional Information.

YEAR 2000 ISSUES

As described in the section entitled "Computer Systems" on page 47 of the Funds' prospectus, the Funds could be adversely affected if the computer systems used by Founders and the Funds' other service providers do not properly process and calculate date-related information on and after January 1, 2000. Founders is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the Funds invest may be adversely affected by Year 2000-related problems. This could have an impact on the value of the Funds' investments and their share prices.

The date of this supplement is December 7, 1998.

This supplement supersedes the supplement dated August 24, 1998.